Exhibit 10.7

Metal Recycling Supplier Strategic Cooperation Framework Agreement

金属リサイクル供給者戦略的協力基本契約書

Article 1 (Purpose) / 第1条（目的）

This Agreement is intended to establish a long-term cooperative relationship between Party A (Buyer: KAIYO JAPAN CO., LTD.) and Party B (Kaisho Co., Ltd.), ensuring that Party B supplies recyclable metal resources in compliance with Japanese laws (including the Waste Management Act, the Act on the Promotion of Effective Utilization of Resources, and the Act on Recycling of Small Home Appliances) and environmental standards, and that Party A properly receives and utilizes such resources.

本契約は、甲（買主: KAIYO JAPAN CO., LTD.） と 乙（売主: Kaisho Co., Ltd.） との間で、乙が日本の関連法令（「廃棄物処理法」「資源有効利用促進法」「小型家電リサイクル法」等）及び環境基準に従い、甲に対して金属リサイクル資源を供給し、甲がこれを適正に受領・利用するため、長期的協力関係を構築することを目的とする。

Article 2 (Scope) / 第2条（適用範囲）

This Agreement serves as a framework agreement. Specific terms such as quantity, price, place of delivery, and delivery method shall be separately stipulated in Purchase Orders (POs) signed by both parties. In case of inconsistency, the PO shall prevail.

本契約は基本契約であり、具体的な数量、単価、納入場所、納入方法等は、双方が別途締結する「購買注文書（PO）」により定める。本契約と「購買注文書」の条項が異なる場合は、「購買注文書」を優先する。

Article 3 (Subject Items) / 第3条（販売対象）

The subject items under this Agreement are recyclable metal resources, dismantled and sorted for direct use by downstream smelters, including:

●	Various scrap metals such as copper, aluminum, iron, brass, and stainless steel;

●	Other recyclable metal resources mutually agreed in writing by both parties.

Party B shall ensure that the goods are valuable resources (yūkabutsu) and comply with Japanese laws and industry standards, and are not untreated general waste.

本契約に基づく販売対象は、解体・選別処理を経て下流の製錬所で直接利用可能な金属リサイクル資源とし、以下を含む。

●	銅、アルミ、鉄、黄銅、ステンレス等の各種廃金属

●	双方が書面で合意したその他の金属リサイクル資源

乙（売主） は、販売する貨物が有価物であり、日本の関連法令及び業界基準を満たし、未処理の一般廃棄物ではないことを保証する。

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Article 4 (Delivery and Logistics) / 第4条（納入及び物流）

Logistics shall be arranged by Party A (KAIYO JAPAN CO., LTD.). The ownership and risk of the goods shall transfer to Party A once the goods are loaded onto the truck at Party B’s warehouse. Party B shall provide necessary support including loading, release, and required documentation.

貨物の輸送は 甲（KAIYO JAPAN CO., LTD.） が手配する。貨物が 乙（売主） の倉庫で積載完了した時点で、当該貨物の所有権及び危険負担は 甲 に移転する。乙 は積載、出庫、必要な書類作成等に協力するものとする。

Article 5 (Transaction and Payment Terms) / 第5条（取引条件及び決済）

All details regarding price, quantity, place of delivery, and payment terms shall be specified in the respective PO. In principle, Party A shall make payment by bank transfer (T/T) within 30 days after receipt of qualified goods and valid invoices.

価格、数量、納入場所及び支払方法は、すべて「購買注文書」に従う。原則として、甲 は合格品及び正式請求書の受領後30日以内に銀行振込（T/T）により支払う。

Article 6 (Confidentiality) / 第6条（秘密保持）

Both parties shall keep confidential all trade terms, customer information, and system data obtained during the cooperation, and shall not disclose such information to third parties without written consent.

双方は取引に関して得られた価格、顧客情報、システムデータ等を秘密として保持し、書面同意なく第三者に開示してはならない。

Article 7 (Term and Termination) / 第7条（契約期間及び解除）

This Agreement is valid for three (3) years. Unless either party raises a written objection three (3) months prior to expiration, the Agreement shall automatically be extended for one (1) year. In case of material breach, violation of law, or bankruptcy, the other party may immediately terminate this Agreement.

本契約の有効期間は3年間とし、満了3ヶ月前までに双方から書面異議がなければ、自動的に1年間延長される。一方が重大な違反・法令違反・破産に至った場合、他方は直ちに契約を解除できる。

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Article 8 (Force Majeure) / 第8条（不可抗力）

In case of force majeure such as earthquakes, typhoons, pandemics, wars, or export restrictions, the affected party shall promptly notify the other party and may be exempted from liability in whole or in part.

地震、台風、疫病、戦争、輸出規制等の不可抗力により履行不能となった場合、影響を受けた当事者は直ちに相手方に通知し、責任は全部又は一部免除される。

Article 9 (Governing Law and Jurisdiction) / 第9条（準拠法及び管轄）

This Agreement shall be governed by the laws of Japan. Any dispute shall be submitted to the Tokyo District Court as the exclusive court of first instance. By mutual agreement, arbitration before the Tokyo Arbitration Center may also be chosen.

本契約は日本法を準拠法とする。紛争は東京地方裁判所を第一審の専属的合意管轄裁判所とする。ただし、双方の合意により東京仲裁センターでの仲裁も可能とする。

Article 10 (Miscellaneous) / 第10条（その他）

This Agreement shall be executed in both English and Japanese. In case of discrepancies, the English version shall prevail.

本契約は英日二言語で作成され、解釈に齟齬がある場合は英文を優先する。

Signatures / 署名

Party A (Buyer): /s/ KAIYO JAPAN CO., LTD.

Authorized Representative: ___________________

Date: ____________

Party B (Seller): /s/ Kaisho Co., Ltd.

Authorized Representative: ___________________

Date: ____________

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